                       INTEGRATED SECURITY SYSTEMS, INC.
                        8200 SPRINGWOOD DRIVE, SUITE 230
                              IRVING, TEXAS  75063


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 12, 1997


To the Holders of Common Stock of
         INTEGRATED SECURITY SYSTEMS, INC.:

         Notice is hereby given that the 1997 Annual Meeting of Stockholders of Integrated Security Systems, Inc., a Delaware corporation (the "Company"), will be held at the Company's executive offices, 8200 Springwood Drive, Suite 230, Irving, Texas 75063, on Friday December 12, 1997 at 10:00 A.M., Dallas, Texas time, for the following purposes:

         (1) To elect five persons to serve as directors until the Company's 1998 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

         (2) To transact any other business properly brought before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed Monday, October 13, 1997, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock on that date are entitled to vote on matters coming before the meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the meeting will be maintained in the Company's offices at 8200 Springwood Drive, Suite 230, Irving, Texas 75063, for the ten days prior to the meeting.

         Please advise the Company's transfer agent, American Stock Transfer, 6201 15th Avenue, Third Floor, Brooklyn, NY 11218, of any change in your address.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY CARD SHOULD BE SIGNED BY ALL REGISTERED HOLDERS IN THE EXACT NAMES AS THE SHARES ARE SO REGISTERED. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE ANNUAL MEETING, MAY WITHDRAW IT AND VOTE IN PERSON.

                                        By Order of the Board of Directors,



                                        Gerald K. Beckmann
                                        Chairman, President and
                                        Chief Executive Officer
Irving, Texas
October 28, 1997

                       INTEGRATED SECURITY SYSTEMS, INC.
                        8200 Springwood Drive, Suite 230
                              Irving, Texas  75063

                      ------------------------------------

                                PROXY STATEMENT

                      ------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 12, 1997



         The accompanying proxy, mailed with this Proxy Statement to stockholders on or about October 28, 1997, is solicited by Integrated Security Systems, Inc. (the "Company"), in connection with the Annual Meeting of Stockholders to be held on December 12, 1997 (the "Annual Meeting").

         As stated in the Notice to which this Proxy Statement is attached, matters to be acted upon at the Annual Meeting include (i) election to the Board of Directors of five directors to serve as directors until the Company's 1998 Annual Meeting of Stockholders or until their successors are duly elected and qualified, and (ii) to transact any other proper business brought before the Annual Meeting or any adjournments or postponements thereof.

         All holders of record of shares of common stock at the close of business on October 13, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 8,152,379 shares of common stock. Each share of common stock is entitled to one vote. The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting.

         With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Brokers who hold shares in street name for customers and do not receive voting instructions from such customers are entitled to vote on the election of directors. Under applicable Delaware law, a broker non-vote resulting from the failure to deliver voting instructions to a broker will have no effect on the outcome of the election of directors.

         Each stockholder has the unconditional right to revoke his or her proxy at any time before it is voted. Any proxy given may be revoked either by a written notice duly signed and delivered to the Secretary of the Company prior to the exercise of the proxy, by execution of a subsequent proxy or by voting in person at the Annual Meeting (although attending the Annual Meeting without executing a ballot or executing a subsequent proxy will not constitute revocation of a proxy). All properly executed, unrevoked proxies received before the Annual Meeting will be voted in accordance with the directions contained therein. When no direction has been given by a stockholder returning a proxy, the proxy will be voted FOR the election as directors of the nominees named in this Proxy Statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned as of October 15, 1997, by (i) each director and named executive officer of the Company, (ii) all officers and directors of the Company as a group, and (iii) all persons who are known by the Company to be beneficial owners of 5% or more of the Company's outstanding Common Stock. Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person.

                                                                         Number of Shares
Name and Address of Beneficial Owner                                   Beneficially Owned(1)        Percent
Philip R. Thomas(4)(13)                                                      1,633,126               20.1%
Lehman Brothers(11)                                                          1,033,000               12.7%

Gerald K. Beckmann(2)(3)(5)                                                    872,548               10.7%
ProFutures Bridge Capital Fund LP(12)                                          475,000                5.8%
James W. Casey(2)(3)(6)                                                        121,907                1.5%
Frank R. Marlow(2)(3)(7)                                                        62,875                0.8%
Richard P. Shortz(2)(3)(9)                                                      53,201                0.7%
Tony C. Lisotta(2)(3)(8)                                                        52,553                0.6%

Holly J. Burlage(2)(3)(10)                                                      22,077                0.3%
Robert M. Galecke(2)(3)                                                              0                0.0%
James E. Jack(2)(3)                                                                  0                0.0%
All current directors and executive officers as a group (8 persons)          1,185,161               14.6%
---------------

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) The address for this person is 8200 Springwood Drive, Suite 230, Irving, Texas 75063.

(3) Mr. Beckmann is a Director, the Chairman of the Board of Directors, the President and the Chief Executive Officer of the Company. Mr. Casey is a Director and Vice President of the Company. Mr. Marlow, Mr. Galecke and Mr. Jack are Directors of the Company. Mr. Shortz is Senior Vice President of the Company. Ms. Burlage is Vice President and Secretary of the Company. Mr. Lisotta is Vice President of the Company.

(4) Includes 146,850 shares of Common Stock owned by Thomas Group Holding Company, a company owned by Mr. Thomas and 61,801 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(5) Includes 180,855 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 105,000 shares of Common Stock issuable upon the conversion of preferred stock; and 146,021 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(6) Includes 80,215 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days and 6,746 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(7) Includes 54,411 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days and 1,000 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(8) Includes 51,239 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days and 1,314 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(9) Includes 21,720 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days and 3,720 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(10) Includes 11,583 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days and 1,240 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(11)  The address for this company is 3 World Financial Center, New York, NY
      10285.

(12) The address for this company is 1720 South Bellaire Street, Suite 500, Denver, CO 80222.

(13) The address for this individual is 5215 N O'Connor Boulevard, Suite 2500, Irving, TX 75039-3714.


                             ELECTION OF DIRECTORS

         The nominees for director listed below will stand for election at this Annual Meeting for a one-year term of office expiring at the 1998 Annual Meeting of Stockholders or until their successors are duly elected and qualified. All nominees are currently members of the Board of Directors.

         The following table sets forth certain information as to the nominees for director of the Company:

                 Name and Age                Positions and Offices With the Company        Director Since
                 ------------                --------------------------------------        --------------
             Gerald K. Beckmann, 54     Director, Chairman of the Board, President and         1991
                                        Chief Executive Officer
             James W. Casey, 56         Director and Vice President                            1995
             Robert M. Galecke, 55      Director                                               1996
             James E. Jack, 55          Director                                               1997
             Frank R. Marlow, 57        Director                                               1995

         While it is not anticipated that any of the nominees will be unable to serve, if any nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.


                        DIRECTORS AND EXECUTIVE OFFICERS

         GERALD K. BECKMANN, 54, Director, Chairman, President and Chief Executive Officer, has served as a director of the Company since its inception in 1991. Mr. Beckmann was Chief Technical Officer of the Company from 1991 to May 1995 and Chairman of the Board of Directors since February 1993. On May 1, 1995, Mr. Beckmann became President and Chief Executive Officer of the Company. From 1991 to 1994 Mr. Beckmann was President and Chief Operating Officer of Thomas Group Holding Company, a private investment company. In 1985, Mr. Beckmann joined Thomas Group, Inc., a publicly-held management consulting firm. Mr. Beckmann also serves as a director on the board of CTC Holdings, an electronic funds transfer systems supplier. Mr. Beckmann is also a manager in Celerity Partners, L.L.C., the general partner of Celerity Partners I, L.P., an acquisition limited partnership. Mr. Beckmann holds a B.S.E.E. from Virginia Polytechnic Institute and University.

         HOLLY J. BURLAGE, 34, Vice President, Secretary and Treasurer, joined the Company in February 1994 as Accounting Manager, became Controller in 1995, and became Vice President, Secretary and Treasurer in May

1997. Prior to joining the Company, Ms. Burlage was Controller of Signature Home Care Group, Inc., a home health care company, from 1993 to 1994, and Controller and Chief Accounting Officer of National Heritage, Inc., a publicly-traded long-term care company, from 1989 to 1993. Ms. Burlage holds a B.B.A. from Baylor University.

         JAMES W. CASEY, 56, Director, Vice President, is currently President of Golston Company, and Chairman and CEO of B&B Electromatic, Inc. Golston Company and B&B Electromatic are wholly-owned subsidiaries of the Company. Mr. Casey served as General Manager of B&B, the Company's manufacturing subsidiary, from April 1994 to May 1995, and became Director and Vice President of the Company on May 1, 1995. From May 1995 to May 1997 Mr. Casey also served as the Company's Chief Financial Officer. Prior to joining the Company, Mr. Casey was President and Chief Executive Officer of PROTECH, Inc., a publicly-held automatic test equipment manufacturer from 1990 to 1993 and President and Chief Operating Officer of CJC Holdings, Inc., a custom jewelry manufacturer from 1989 to 1990. Mr. Casey holds a B.B.A. from Iona College and an M.S. from the State University of New York.

         ROBERT M. GALECKE, 55, Director, is Vice President for Finance and Administration for the University of Dallas. Prior to that he was a principal in the corporate consulting firm of Pate, Winters & Stone, Inc. from 1993 to May 1996. He also served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of Southmark Corporation, a financial services insurance and real estate holding company, from 1986 to 1992. From 1989 to 1995, Mr. Galecke served as Chairman of the Board, President and Chief Executive Officer of National Heritage, Inc. Mr. Galecke received a graduate degree from the School of Banking at the University of Wisconsin, Madison, and a BS in Economics from the University of Wisconsin Stevens Point.

         JAMES E. JACK, 55, Director, is currently retired. From 1991 to 1996 Mr. Jack was Director, Senior Executive Vice President and Chief Financial Officer of Associates First Capital Corporation, a publicly traded consumer and commercial finance organization. Prior to that, Mr. Jack was Director, Executive Vice President and Chief Financial Officer from 1981 to 1993 of the same company. Mr. Jack received a graduate degree from the Southern Methodist University School of Business and a B.B.A. from the University of Notre Dame.

         TONY C. LISOTTA, 55, Vice President, Sales and Marketing, IST, a subsidiary of the Company, joined the Company in October 1993. Mr. Lisotta has over 14 years of sales and management experience with IBM. Mr. Lisotta previously served as Senior Vice President for Fults Associates, Inc., a commercial real estate firm from 1988 to 1992, and Executive Vice President for The Consolidated Companies, a surety bond company from 1992 to 1993. Mr. Lisotta holds a B.B.A. from Lamar University.

         FRANK R. MARLOW, 57, Director, has been a director of the Company since May 1995. Mr. Marlow served as Vice President, Sales and Marketing for the Company from October 1993 to February 1995. Mr. Marlow has been a vice president of Hogan Systems, a publicly-traded company, since March of 1995. Previously, Mr. Marlow was with IBM, Docutel Corporation, UCCEL Corporation and Syntelligence Corporation in executive sales and training positions.

         RICHARD P. SHORTZ, 42, Senior Vice President, Engineering, IST, joined the Company in May 1994 and is responsible for Intelli-Site software development. Prior to IST, Mr. Shortz was a Software Developer for Thomas Group, Inc. from 1988 to 1994. Mr. Shortz holds a B.S.C.S. from the University of Maryland.


               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors has established two committees: a Compensation and Stock Option Committee, and an Audit Committee. The Company's Board of Directors acts as the nominating committee to nominate persons for election to the Board of Directors.

         The Compensation and Stock Option Committee is currently composed of Messrs. Jack and Marlow. The Compensation and Stock Option Committee met two times during the six-month fiscal year ended June 30, 1997. The Compensation and Stock Option Committee determines the amount and form of compensation and benefits payable to all officers and employees, and advises and consults with management regarding the benefit plans and compensation policies of the Company. The Compensation and Stock Option Committee also reviews and approves stock option grants to directors, executive officers and employees of the Company.

      The Audit Committee is currently composed of Messrs. Galecke, Jack and Marlow. The Audit Committee met four times during the six-month fiscal year ended June 30, 1997. This committee recommends to the Board of Directors the appointment of independent auditors, reviews the plan and scope of audits, reviews the Company's significant accounting policies and internal controls, and has general responsibility for related matters. Prior to the mailing of this Proxy Statement to the stockholders of the Company, this committee met with the Company's independent auditors to review the six-month fiscal 1997 audit and the significant accounting policies and internal controls.

         The Board of Directors held three meetings during the six-month fiscal year ended June 30, 1997. None of the directors attended fewer than 90% of the meetings of the Board of Directors and its committees on which they served.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                                  ANNUAL COMPENSATION(1)                 LONG-TERM COMPENSATION AWARDS
                                  ----------------------                 -----------------------------
                                                                Other Annual     Restricted Stock      Option/
Name and Principal Position     Year      Salary        Bonus   Compensation          Awards            SARS
---------------------------     ----      ------        -----   ------------          ------            ----

Gerald K. Beckmann              1997     $143,169     $125,000         --                  --                 --
  Chairman, CEO & President     1996     $281,875           --         --                  --                 --
                                1995     $114,583           --         --            $ 68,750(3)         $14,473
                                1994         --             --         --                  --                 --

James W. Casey                  1997     $ 73,552     $ 75,000         --                  --                 --
  Vice President & CFO          1996     $ 94,163     $  6,812         --                  --            $50,000
                                1995     $115,145     $  7,750         --            $ 33,333(3)         $23,395
                                1994     $ 94,125     $ 17,125         --                  --            $34,333

Ferdinand A. Hauslein, Jr.      1997         --             --         --                  --                 --
  former CEO & President        1996     $228,471           --         --                  --                 --
                                1995     $233,333           --    $32,845(2)                             $20,000
                                1994     $154,167      $56,250         --            $  4,284            $16,271

Tony C. Lisotta                 1997     $ 78,017           --         --                  --                --
  Vice President, IST           1996     $120,892           --         --                  --                --
                                1995     $116,000      $ 2,850         --            $  3,550(3)         $10,150
                                1994     $111,500      $16,900         --                  --            $ 8,627

Richard P. Shortz               1997     $ 59,605      $21,875         --                  --                --
  Senior Vice President, IST    1996     $123,166      $ 8,400         --                  --            $15,120
                                1995     $ 96,000      $ 3,000         --            $ 18,600(3)         $ 2,880
                                1994     $ 64,000           --         --                  --            $12,000
---------------

(1)   Fiscal year 1997 pertains to the six months ended June 30, 1997.
(2)   Outplacement services.
(3) Convertible preferred stock issued for forgiveness of deferred salary amounts.

      No other executive officer's salary and bonus exceed $100,000 annually.

      No other executive had any form of long-term incentive plan compensation arrangement with the Company during any of the indicated periods.

STOCK OPTION GRANTS

         The following table provides information concerning the grant of stock options during the year ended December 31, 1996 and the six months ended June 30, 1997 to the named executive officers:


                                        Number of Securities     % of Total Options
                                        Underlying Options      Granted to Employees     Exercise   Expiration
                                            Granted(1)            in Fiscal Year           Price       Date
                                       ----------------------  ----------------------   ---------- ------------
 For the twelve months ended 12/31/96
 ------------------------------------
           Gerald K. Beckmann                   --                      --                  --          --
           James W. Casey                     50,000                    27%              $  .81       3/4/06
           Tony C. Lisotta                      --                      --                  --          --
           Richard P. Shortz                  15,120                     8%              $ 1.96       8/1/06

 For the six months ended 6/30/97
 --------------------------------
           Gerald K. Beckmann                   --                      --                   --         --
           James W. Casey                       --                      --                   --         --
           Tony C. Lisotta                      --                      --                   --         --
           Richard P. Shortz                  14,583                    19%              $ 1.406      6/2/07


--------------------


(1) The options for all listed vest with respect to 25% of the shares issuable thereunder six months after the date of grant and with respect to cumulative increments of 25% of the shares issuable thereunder on each anniversary of the date of grant.

OPTION EXERCISES AND HOLDINGS

         The following table provides information related to the number of shares received upon exercise of options, the aggregate dollar value realized upon exercise, and the number and value of options held by the named executive officers of the Company at December 31, 1996 and June 30, 1997.

                                            Number of Unexercised          Value of Unexercised In-The-Money
                                       Options/SARS at Fiscal Year End      Options/SARS at Fiscal Year End
                                       -------------------------------     ---------------------------------
                                        Exercisable     Unexercisable        Exercisable       Unexercisable
                                        -----------     -------------        -----------       -------------
For the twelve months ended 12/30/96
------------------------------------

         Gerald K. Beckmann             177,237          7,237               $200,296          $    9,046
         James W. Casey                  63,281         44,448                135,903             121,141
         Ferdinand A. Hauslein, Jr.     184,212           --                  230,890                --
         Tony C. Lisotta                 46,545          7,232                 69,509              12,626
         Richard P. Shortz               10,440         19,560                 19,845              34,383

For the six months ended 6/30/97
--------------------------------

         Gerald K. Beckmann             180,855          3,951               $      0          $        0
         James W. Casey                  80,215         27,513                 15,700              15,700
         Ferdinand A. Hauslein, Jr.     184,212           --                        0                --
         Tony C. Lisotta                 51,239          2,538                      0                   0
         Richard P. Shortz               21,720         22,863                      0                 403

                             DIRECTOR COMPENSATION

      Currently, directors are compensated annually $7,500 for serving on the Board in addition to $1,250 for each Committee on which they serve. All directors are reimbursed for their out-of-pocket expenses incurred in connection with their attendance at Board meetings.

      The Company has entered into two-year employment agreements with Mr. Gerald K. Beckmann and Mr. James W. Casey that provide for minimum annual base salaries of $283,250 and $120,000, respectively. If either Mr. Beckmann or Mr. Casey is terminated by the Company, each of them is entitled to receive a severance payment of six months' base salary upon termination.


                              CERTAIN TRANSACTIONS

         During 1995, Mr. Philip R. Thomas, the Company's founder and principal stockholder, loaned the Company $40,000 which was secured by certain receivables. On December 29, 1995, Mr. Thomas converted this loan into 2,000 Series B $20 Convertible Preferred Stock. Also on December 29, 1995, Mr. Beckmann, Mr. James W. Casey (a director and executive officer of the Company), Mr. Tony C. Lisotta (Vice President of IST), Mr. Richard P. Shortz (Vice President of IST), Ms. Holly J. Burlage (Vice President of the Company), and Mr. Frank R. Marlow (a director of the Company), converted unpaid compensation totaling $138,451 into 6,922 Series B $20 Convertible Preferred Stock.

         During 1995 and 1996, Mr. Beckmann loaned the Company approximately $400,000. These amounts were converted into Series B $20 Preferred Stock convertible to 395,672 shares of Common Stock and Warrants to purchase 53,021 Shares of Common Stock at $.67 per share. On March 11, 1996, Mr. Beckmann loaned the Company $100,000 as part of a $250,000 bridge loan. These bridge loans were converted in June 1996 into $20 Series C Preferred Stock convertible to 30 shares of Common Stock and Warrants to purchase 15 shares of Common Stock at $1.00 per share. These warrants expire five years from date of issue. During the second and third quarters of 1996, Mr. Beckmann loaned the Company $90,000 and Mr. Casey loaned the Company $75,000. Both of these loans have been repaid. In 1996, Mr. Beckmann guaranteed loans to the Company in the aggregate amount of $1,050,000.

         The Company believes that the terms of the foregoing transactions were on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors, executive officers and persons who own more than ten percent of the Company's common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto provided to the Company pursuant to Rule 16a-3(e), all individuals filed on a timely basis reports required by
Section 16(a) of the 1934 Act during the period from January 1, 1997 to June 30, 1997.

                            INDEPENDENT ACCOUNTANTS

         The Board of Directors, upon recommendation of the Audit Committee, has appointed Price Waterhouse LLP as the independent accountants of the Company for the fiscal year ending June 30, 1998.

         Representatives of Price Waterhouse are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

               BOARD OF DIRECTORS' RECOMMENDATIONS; VOTE REQUIRED

         The Board of Directors unanimously recommends a vote FOR the election as director of each of the nominees named in the proxy.


                             STOCKHOLDER PROPOSALS

         In order for stockholder proposals to receive consideration for inclusion in the Proxy Statement for the Company's 1998 Annual Meeting of the Stockholders, such proposals must be received by October 1, 1998, at the Company's offices at 8200 Springwood Drive, Suite 230, Irving, Texas 75063,
Attention: Secretary.

         The Company's by-laws contain a provision which requires that a stockholder may nominate a person for election as a director only if written notice of such stockholder's intention to make such nomination has been given to the Secretary of the Company not earlier than 60 days nor later than 30 days prior to a meeting of stockholders. However, in the event that notice or public disclosure of a meeting of stockholders is first given or made to the stockholders less than 40 days prior to such meeting, then notice of a stockholder's intention to nominate a person for election as a director will be timely if given in writing to the Secretary before the close of business on the tenth day following the date on which the notice of the meeting was mailed or the public disclosure of the meeting was made. The by-laws also require that the notice set forth, among other things, a description of all arrangements or understandings between the nominating stockholder and the nominee pursuant to which the nomination is to be made or the nominee is to be elected and such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Company's Board.
This provision is intended to give the Company the opportunity to obtain all relevant information regarding persons nominated for director. The Board may disqualify any nominee who fails to provide the Company with complete and accurate information as required by this provision.


                            SOLICITATION OF PROXIES

         The Company will pay the expenses of this proxy solicitation. In addition to solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone, if deemed necessary. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by the brokers and fiduciaries, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.


                                 OTHER MATTERS

         The Board is not aware of any matter, other than the matters described above, to be presented for action at the Annual Meeting. However, if any other proper items of business should come before the Annual Meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

         The Annual Report on Form 10-KSB for the six-month fiscal year ended June 30, 1997 is enclosed herewith.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                        By Order of the Board of Directors,




                                        Gerald K. Beckmann
                                        Chairman, President and
                                        Chief Executive Officer

Irving, Texas
October 28, 1997

                 [INTEGRATED SECURITY SYSTEMS, INC. LETTERHEAD]

          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Gerald K. Beckmann and Holly J. Burlage, as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Common Stock of Integrated Security Systems, Inc. (the "Company") held of record by the undersigned on October 13, 1997, at the Annual Meeting of Stockholders to be held on December 12, 1997 or any adjournment thereof.

                 IMPORTANT:  SIGNATURE REQUIRED ON REVERSE SIDE

               Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

A [X] Please mark your                              [ ]
    votes as in this
    example.


                       FOR all nominees           WITHHOLD Authority
                   listed to right (Except as        to vote for
                    marked to the contrary)        nominees listed


1.Election
  of                         [  ]                         [  ]
  Directors


For, except votes withheld from the following nominees:


---------------------------------------------


NOMINEES: Gerald K. Beckmann
          James W. Casey
          Robert M. Galecke
          James E. Jack
          Frank R. Marlow


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS.


PLEASE CHECK HERE IF YOU PLAN TO
ATTEND THE ANNUAL MEETING OF STOCK-  [  ]
HOLDERS ON DECEMBER 12, 1997.



SIGNATURE                                   DATE
          -------------------------------         --------------


SIGNATURE                                    DATE
          -------------------------------         --------------
           Signature of third party


NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administator, trustee, or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.